Exhibit 10.2


     SCHEDULE IDENTIFYING SUBSTANTIALLY IDENTICAL AGREEMENTS TO EXHIBIT 10.1


Loan Agreement, dated July 18, 2005, by Capital Senior Winston-Salem, LLC and GMAC Commercial Mortgage Bank

     This Loan Agreement relates to the Independence Village community in Winston-Salem, North Carolina and differs from Exhibit 10.1 in the following material respects:

     In Section  2.03(b),  the  monthly  payment  amount is  $45,265.87,  and in
     Section 19.01, the Maximum Loan Amount is $7,400,000.


Loan Agreement, dated July 18, 2005, by Capital Senior Raleigh, LLC and GMAC Commercial Mortgage Bank

     This Loan Agreement relates to the Independence Village community in Raleigh, North Carolina and differs from Exhibit 10.1 in the following material respects:

     In Section  2.03(b),  the  monthly  payment  amount is  $76,462.63,  and in
     Section 19.01, the Maximum Loan Amount is $12,500,000.


Loan Agreement, dated July 18, 2005, by Capital Senior East Lansing, LLC and GMAC Commercial Mortgage Bank

     This Loan Agreement relates to the Independence Village community in East Lansing, Michigan and differs from Exhibit 10.1 in the following material respects:

     In Section  2.03(b),  the  monthly  payment  amount is  $55,053.09,  and in
     Section 19.01, the Maximum Loan Amount is $9,000,000.